UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2020

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)
(415)
738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange
Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock Series L Cumulative Redeemable Preferred Stock	DLR Pr K DLR Pr L	New York Stock Exchange New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐

Digital Realty Trust, L.P.:	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.:  ☐
Digital Realty Trust, L.P.:  ☐

Item 8.01.	Other Events.
On July 30, 2020, Digital Realty Trust, Inc. announced the following preliminary second quarter 2020 results. Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company” or “the company” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P. Also separately included in this Current Report on Form
8-K
are the preliminary second quarter 2020 results of Digital Realty Trust, L.P., which we refer to as our “operating partnership.”
Preliminary Second Quarter 2020 Results for Digital Realty Trust, Inc.
Although our unaudited consolidated financial statements as of June 30, 2020 and for the three and six months ended June 30, 2020 are not yet complete, we have reported the following unaudited preliminary results as of June 30, 2020 and for the three and six months ended June 30, 2020.
Digital Realty Trust, Inc.
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating Revenues:
Rental and other services	$987,675	$799,386	$1,807,747	$1,611,416
Fee income and other	5,320	1,411	8,585	3,896

Total operating revenues	$992,995	$800,797	$1,816,332	$1,615,312

Operating Expenses:
Rental property operating and maintenance	$332,647	$252,032	$598,355	$506,986
Property taxes and insurance	48,441	44,923	94,111	85,229
Depreciation and amortization	349,165	290,562	640,622	602,048
General and administrative	94,291	52,983	157,829	106,442
Transaction and integration	15,618	4,210	72,419	6,704
Impairment of investments in real estate	—	—	—	5,351
Other	22	7,115	136	12,037

Total operating expenses	$840,184	$651,825	$1,563,472	$1,324,797

Operating income	$152,811	$148,972	$252,860	$290,515
Other Income (Expenses):
Equity in (loss) earnings of unconsolidated joint ventures	$(7,632)	$6,962	$(86,628)	$16,179
Gain on deconsolidation, net	—	—	—	67,497
Gain on disposition of properties, net	—	—	304,801	—
Interest and other income (expense), net	22,163	16,980	18,621	38,424
Interest expense	(79,874)	(86,051)	(165,674)	(187,603)
Income tax expense	(11,490)	(4,634)	(18,672)	(8,900)

Loss from early extinguishment of debt	—	(20,905)	(632)	(33,791)

Net income	$75,978	$61,324	$304,676	$182,321
Net income attributable to noncontrolling interests	(1,147)	(1,156)	(5,831)	(5,341)

Net income attributable to Digital Realty Trust, Inc.	$74,831	$60,168	$298,845	$176,980
Preferred stock dividends, including undeclared dividends	(21,155)	(16,670)	(42,310)	(37,613)
Issuance costs associated with redeemed preferred stock	—	(11,760)	—	(11,760)

Net income available to common stockholders	$53,676	$31,738	$256,535	$127,607

	June 30,	December 31,
	2020	2019
	(unaudited)	(unaudited)
ASSETS
Investments in real estate:
Properties:
Land	$1,012,022	$804,830
Acquired ground leases	10,314	10,725
Buildings and improvements	19,175,385	15,449,884
Tenant improvements	645,553	621,153

Total investments in operating properties	$20,843,274	$16,886,592
Accumulated depreciation and amortization	(4,945,534)	(4,536,169)

Net investments in operating properties	15,897,740	12,350,423
Construction in progress and space held for development	2,514,325	1,732,555
Land held for future development	175,209	147,597

Net investments in properties	18,587,274	14,230,575
Investment in unconsolidated joint ventures	1,033,235	1,287,109

Net investments in real estate	19,620,509	15,517,684
Operating lease right-of-use assets, net	1,375,427	628,681
Cash and cash equivalents	505,174	89,817
Accounts and other receivables, net	542,750	305,501
Deferred rent	496,684	478,744
Acquired above-market leases, net	57,535	74,815
Goodwill	7,791,522	3,363,070
Customer relationship value, deferred leasing costs and intangibles, net	3,128,140	2,195,324
Assets held for sale	10,981	229,934
Other assets	333,916	184,561

Total assets	$33,862,638	$23,068,131

LIABILITIES AND EQUITY
Global revolving credit facilities, net	$64,492	$234,105
Unsecured term loans, net	799,550	810,219
Unsecured senior notes, net	11,268,753	8,973,190
Secured debt, including premiums	238,826	104,934
Operating lease liabilities	1,451,152	693,539
Accounts payable and other accrued liabilities	1,828,290	1,007,761
Accrued dividends and distributions	—	234,620
Acquired below-market leases, net	139,851	148,774
Security deposits and prepaid rents	348,253	208,724
Obligations associated with assets held for sale	238	2,700

Total liabilities	$16,139,405	$12,418,566

Redeemable noncontrolling interests	40,584	41,465
Commitments and contingencies
Equity:
Stockholders’ Equity:
Preferred Stock: $0.01 par value per share, 110,000,000 shares authorized, $1,456,250 liquidation preference ($25.00 per share), 58,250,000 shares issued and outstanding as of March 31, 2020 and December 31, 2019	1,434,420	1,434,420
Common Stock: $0.01 par value, 392,000,000 and 315,000,000 shares authorized as of June 30, 2020 and December 31, 2019, respectively, 268,399,073 and 208,900,758 shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	2,670	2,073
Additional paid-in capital	19,292,311	11,577,320
Accumulated dividends in excess of earnings	(3,386,525)	(3,046,579)
Accumulated other comprehensive loss, net	(358,349)	(87,922)

Total stockholders’ equity	$16,984,527	$9,879,312

Noncontrolling Interests:
Noncontrolling interests in operating partnership	633,831	708,163
Noncontrolling interests in consolidated joint ventures	64,291	20,625

Total noncontrolling interests	$698,122	$728,788

Total equity	$17,682,649	$10,608,100

Total liabilities and equity	$33,862,638	$23,068,131

The balance sheet data as of June 30, 2020 has been derived from Digital Realty Trust, Inc.’s preliminary unaudited consolidated balance sheet as of June 30, 2020, and the income statement data for the three and six months ended June 30, 2020 has been derived from Digital Realty Trust, Inc.’s preliminary unaudited consolidated income statements for the three and six months ended June 30, 2020. These preliminary unaudited consolidated financial statements should be read in conjunction with Digital Realty Trust, Inc.’s consolidated financial statements and footnotes included in the company’s Annual Report on Form
10-K
for the year ended December 31, 2019 and, in the opinion of our management, reflect all adjustments, consisting only of normal and recurring adjustments, necessary for a fair statement of the results for those periods. However, the unaudited consolidated financial statements of Digital Realty Trust, Inc. as of June 30, 2020 and for the three and six months ended June 30, 2020 are subject to completion and review by our independent registered accounting firm. Digital Realty Trust, Inc.’s unaudited consolidated balance sheet as of June 30, 2020 and unaudited consolidated income statements for the three and six months ended June 30, 2020 may differ significantly from the preliminary results it has reported. The balance sheet data as of December 31, 2019 has been derived from the audited consolidated balance sheet as of December 31, 2019 for Digital Realty Trust, Inc., and the income statement data for the three and six months ended June 30, 2019 has been derived from unaudited consolidated income statements for the three and six months ended June 30, 2019 of Digital Realty Trust, Inc. The operating results for interim periods are not necessarily indicative of the operating results to be expected for the full year or any future period.
Preliminary Funds from Operations
We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts (Nareit) in the Nareit Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, a gain from a pre-existing
relationship, impairment charges and real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the Nareit definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income Available to Common Stockholders	$53,676	$31,738	$256,535	$127,607
Adjustments:
Non-controlling interests in operating partnership:	1,400	1,400	9,200	5,700
Real estate related depreciation & amortization (1)	342,334	286,915	628,851	594,779
Unconsolidated JV real estate related depreciation & amortization	17,123	13,623	37,046	17,474
(Gain) on real estate transactions	—	—	(304,801)	—
Impairment of investments in real estate	—	—	—	5,351

FFO available to common stockholders and unitholders (2)	$414,533	$333,676	$626,831	$750,911

(1)	Real estate related depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$349,165	$290,562	$640,662	$602,048
Non-real estate depreciation	(6,831)	(3,647)	(11,771)	(7,269)

	$342,334	$286,915	$628,851	$594,779

(2)
For all periods presented, we have excluded the effect of dilutive series C, series G, series H, series I, series J, series K and series L preferred stock, as applicable, that may be converted into common stock upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series C, series G, series H, series I, series J, series K and series L preferred stock, as applicable, which we consider highly improbable.

Preliminary Second Quarter 2020 Results for Digital Realty Trust, L.P.
Although the unaudited consolidated financial statements as of June 30, 2020 and for the three and six months ended June 30, 2020 for Digital Realty Trust, L.P. are not yet complete, we are reporting the following unaudited preliminary results as of June 30, 2020 and for the three and six months ended June 30, 2020.
Digital Realty Trust, L.P.
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating Revenues:
Rental and other services	$987,675	$799,386	$1,807,747	$1,611,416
Fee income and other	5,320	1,411	8,585	3,896

Total operating revenues	$992,995	$800,797	$1,816,332	$1,615,312

Operating Expenses:
Rental property operating and maintenance	$332,647	$252,032	$598,355	$506,986
Property taxes and insurance	48,441	44,923	94,111	85,229
Depreciation and amortization	349,165	290,562	640,622	602,048
General and administrative	94,291	52,983	157,829	106,442
Transaction and integration	15,618	4,210	72,419	6,704
Impairment of investments in real estate	—	—	—	5,351
Other	22	7.115	136	12,037

Total operating expenses	$840,184	$651,825	$1,563,472	$1,324,797

Operating income	$152,811	$148,972	$252,860	$290,515
Other Income (Expenses):
Equity in (loss) earnings of unconsolidated joint ventures	$(7,632)	$6,962	$(86,628)	$16,179
Gain on deconsolidation, net	—	—	—	67,497

Gain on disposition of properties, net	—	—	304,801	—
Interest and other income (expense), net	22,163	16,980	18,621	38,424
Interest expense	(79,874)	(86,051)	(165,674)	(187,603)
Income tax expense	(11,490)	(4,634)	(18,672)	(8,900)
Loss from early extinguishment of debt	—	(20,905)	(632)	(33,791)

Net income	$75,978	$61,324	$304,676	$182,321

Net loss attributable to noncontrolling interests	253	244	3,369	359
Net income attributable to Digital Realty Trust, L.P.	$76,231	$61,568	$308,045	$182,680
Preferred units distributions, including undeclared distributions	(21,155)	(16,670)	(42,310)	(37,613)
Issuance costs associated with redeemed preferred units	—	(11,760)	—	(11,760)

Net income available to common unitholders	$55,076	$33,138	$265,735	$133,307

	June 30,	December 31,
	2020	2019
	(unaudited)	(unaudited)
ASSETS
Investments in real estate:
Properties:
Land	$1,012,022	$804,830
Acquired ground leases	10,314	10,725
Buildings and improvements	19,175,385	15,449,884
Tenant improvements	645,553	621,153

Total investments in operating properties	$20,843,274	$16,886,592
Accumulated depreciation and amortization	(4,945,534)	(4,536,169)

Net investments in operating properties	15,897,740	12,350,423
Construction in progress and space held for development	2,514,325	1,732,555
Land held for future development	175,209	147,597

Net investments in properties	18,587,274	14,230,575
Investment in unconsolidated joint ventures	1,033,235	1,287,109

Net investments in real estate	19,620,509	15,517,684
Operating lease right-of-use assets, net	1,375,427	628,681
Cash and cash equivalents	505,174	89,817
Accounts and other receivables, net	542,750	305,501
Deferred rent	496,684	478,744
Acquired above-market leases, net	57,535	74,815
Goodwill	7,791,522	3,363,070
Customer relationship value, deferred leasing costs and intangibles, net	3,128,140	2,195,324

Assets held for sale	10,981	229,934
Other assets	333,916	184,561

Total assets	$33,862,638	$23,068,131

LIABILITIES AND CAPITAL
Global revolving credit facilities, net	$64,492	$234,105
Unsecured term loans, net	799,550	810,219
Unsecured senior notes, net	11,268,753	8,973,190
Secured debt, including premiums	238,826	104,934
Operating lease liabilities	1,451,152	693,539
Accounts payable and other accrued liabilities	1,828,290	1,007,761
Accrued dividends and distributions	—	234,620
Acquired below-market leases, net (4)	139,851	148,774
Security deposits and prepaid rents	348,253	208,724
Obligations associated with assets held for sale	238	2,700

Total liabilities	$16,139,405	$12,418,566

Redeemable noncontrolling interests	$40,584	$41,465
Commitments and contingencies
Capital:
Partners’ capital:
General Partner:
Preferred units, $1,456,250 liquidation preference ($25.00 per unit), 58,250,000 units issued and outstanding as of June 30, 2020 and December 31, 2019	1,434,420	1,434,420
Common units, 268,339,073 and 208,900,758 units issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	15,908,456	8,532,814
Limited Partners, 8,287,819 and 8,843,155 units issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	648,057	711,650
Accumulated other comprehensive loss	(372,575)	(91,409)

Total partners’ capital	$17,618,358	$10,587,475
Noncontrolling interests in consolidated joint ventures	64,291	20,625

Total capital	$17,682,649	$10,608,100

Total liabilities and capital	$33,862,638	$23,068,131

The balance sheet data as of June 30, 2020 has been derived from Digital Realty Trust, L.P.’s preliminary unaudited consolidated balance sheet as of June 30, 2020, and the income statement data for the three and six months ended June 30, 2020 has been derived from Digital Realty Trust, L.P.’s preliminary unaudited consolidated income statements for the three and six months ended June 30, 2020. These preliminary unaudited consolidated financial statements should be read in conjunction with Digital Realty Trust, L.P.’s consolidated financial statements and footnotes included in the company’s Annual Report on Form 10-K for the year ended December 31, 2019 and, in the opinion of our management, reflect all adjustments, consisting only of normal and recurring adjustments, necessary for a fair statement of the results for those periods. However, unaudited consolidated financial statements as of June 30, 2020 and for the three and six months ended June 30, 2020 of Digital Realty Trust, L.P. are subject to completion and review by our independent registered accounting firm. Digital Realty Trust, L.P.’s unaudited consolidated balance sheet as of June 30, 2020 and unaudited consolidated income statements for the three and six months ended June 30, 2020 may differ significantly from the preliminary results reported herein. The balance sheet data as of December 31, 2019 has been derived from audited consolidated balance sheet as of December 31, 2019 for Digital Realty Trust, L.P., and the income statement data for the three and six months ended June 30, 2019 has been derived from unaudited consolidated income statements for the three and six months ended June 30, 2019 of Digital Realty Trust, L.P. The operating results for interim periods are not necessarily indicative of the operating results to be expected for the full year or any future period.

Second Quarter Leasing Activity
During the second quarter 2020, we signed new leases representing approximately $144 million of annualized GAAP rental revenue, including an approximately $12 million contribution from interconnection, and signed renewal leases representing approximately $169 million of annualized GAAP rental revenue. Rental rates on renewal leases signed during the second quarter of 2020 decreased 2.8% on a cash basis and increased 7.2% on a GAAP basis.
Second Quarter ATM Activity
During the second quarter of 2020, we issued 4,530,766 shares of common stock under the company’s at-the-market
equity offering program at a weighted average price of $142.43 per share, generating gross proceeds of approximately $645 million.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form
8-K
contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would”, “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to: reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center space; decreased rental rates, increased operating costs or increased vacancy rates; the impact of the
COVID-19
pandemic on our or our customers’ operations; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal
of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing
and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our Company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form
10-K
for the year ended December 31, 2019, our quarterly report on Form
10-Q
for the quarter ended March 31, 2020 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: July 30, 2020

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary